Exhibit 99.2

` Novavax Investor and Analyst Presentation November 9, 2016

Safe harbor statement Certain information contained herein, particularly information relating to future financial or business performance, conditions or strategies and other financial and business matters, including expectations regarding clinical development, product sales, operating expenses, our planned use of the proceeds from this offering, and anticipated milestones constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act. Forward - looking statements can be identified by the fact that they do not relate strictly to historical or current facts and generally contai ns words such as “believe,” “may,” “could,” “will,” “possible,” “can,” “estimate,” “continue,” “ongoing,” “consider,” “anticipat e,” “intend,” “seek,” “plan,” “project,” “expect,” “should,” “would,” or “assume” or any variations of such words or other words with similar meanings, although all forward - looking statements do not contain these identifying words. Novavax cautions that these forward - looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Such factors that may cause actual results to differ materially from the results discussed in the forward - looking statements or historical experience include risks relating to the early stage of Novavax’ product candidates under development; current results may not be predictive of future pandemic results, results of our seasonal influenza vaccine or any other vaccine that we may develop; further testing is required before regulatory approval can be applied for and the FDA may not approve a vaccine even if further trial results are similar to those disclosed previously by the company; uncertainties relating to clinical trials, including the conduct, timing and results of our clinical trials; dependence on th e efforts of third parties; competition for clinical resources and patient enrollment from drug candidates in development by other companies with greater resources and visibility; and risks that we may lack the financial resources and access to capital to fund our operations including further clinical trials. Further information on the factors and risks that could aff ect Novavax’ business, financial conditions and results of operations, is contained in Novavax’ filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, and Current Reports on Form 8 - K, which are available at http://www.sec.gov . Forward - looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward - looking statements which speak only as of the date hereof. The Company does not undertake to update or revise any forward - looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. 2

3 Agenda Novavax Opportunities, Technology & Pipeline Stanley C. Erck , President and CEO Emerging Viruses: Zika E Vaccine Colonel (R) James Cummings, M.D., Senior Director, Clinical Development Resolve™ Phase 3 Older Adults Trial Results and Next Steps Louis Fries , M.D., SVP, Chief Medical Officer Prepare™ Phase 3 Infants via Maternal Immunization Trial & Gates update Gregory M. Glenn, M.D., President, Research and Development Novavax Operational Update Buck Phillips, Senior Vice President, CFO and Treasurer Summary and Q&A Stanley C. Erck , President and CEO

x Proprietary vaccine technology platform for efficient production of a new class of highly immunogenic nanoparticles x Pipeline includes late stage product with first - to - market potential addressing urgent unmet, medical needs of large segments of the population x Novavax RSV F Vaccine is a multi - billion dollar revenue opportunity x Experienced management with the development and commercialization experience necessary to bring products to market x Strong balance sheet with funding support from Gates Foundation Novavax aims to discover, develop and commercialize groundbreaking nanoparticle vaccines 4

Novavax Phase 3 RSV F Maternal Vaccine Candidate has first to market potential

	Phase 1	Phase 2	Phase 3
Live-attenuated	NIH, MedImmune Multiple candidates (Pediatrics)		
Particle-based	Novavax RSV F Vaccine (Pediatrics)	Novavax RSV F Vaccine (Older Adults)	Novavax RSV F Vaccine (Maternal)
Subunit	GSK RSV F + adjuvant (Maternal)	GSK RSV F Protein (Women of Child-bearing Age)	
	Immunovaccine DPX-RSV (Older Adults)	MedImmune RSV F + Adjuvant (Older Adults)	
Gene-based vectors	GSK Adenovirus (Pediatrics)	Bavarian Nordic MVA (Older Adults)	
	Janssen Adenovirus (Pediatrics)		
	Vaxart Adenovirus (Older Adults)		

Source: PATH RSV Snapshot, Sept. 2016 and Novavax analysis

NOVAVAX Creating Tomorrow's Vaccines Today
5

6 Novavax clinical and preclinical pipeline Ebola + Matrix - M TM Older Adults (60+ ) Pediatrics (6 mos – 5 yrs) Infants (Maternal Immunization) Preclinical Phase 1 Phase 2 Phase 3 RSV Influenza Nanoparticle Emerging Viruses Clinical Preclinical Zika Combination Respiratory

RSV annual U.S. cost burden exceeds $30B across Novavax targeted populations

Novavax RSV Older Adult & Maternal vaccines have first-to-market potential





	Infants via Maternal Immunization *Infants, birth – 6 months*	**Older Adults** *All adults 60 years of age and older*	**Pediatrics** *Children >6 months - 5 years*
Annual US Infections	~1.4 million	>2.5 million*	~9.8 million
Annual US Cost Burden	~$770 million	>$28 billion*	~$2.3 billion
Targeted US Population	~4 million	~65 million	~18 million
RSV F Vaccine	Phase 3	Phase 2	Phase 1

*Based on current available data for 65 and older population

NOVAVAX
Creating Tomorrow's Vaccines Today
7

Novavax corporate strategy Focus near term on development of RSV F Vaccine for Infants via Maternal Immunization Support robust pipeline of new disease candidates using validated platform Continue to broaden portfolio of nanoparticle vaccines x Execute restructuring plan designed to meet following objectives ▪ Prioritize development activities to achieve valuation events within 2017 ▪ Reduce cash burn, extend financial horizon and minimize near - term dilution ▪ Maintain operational core competencies to execute development plans x Leverage recombinant nanoparticle platform ▪ Zika NHP study and potential Phase 1 trial ▪ Seasonal influenza nanoparticle x RSV F Vaccine franchise ▪ Phase 3 program for infants via maternal immunization ▪ Gates Foundation grant $89 million 8

` ZIKA James F Cummings COL (R ) MD FACP FIDSA FASTMH Senior Director of Clinical Development

Novavax Zika vaccine 10 • Disease background • Novavax Zika vaccine and study strategy • Rationale for our vaccine candidate: a look at key external data • Concluding Remarks

• Flavivirus • Transmitted by Mosquitoes • Sexually spread • 80% asymptomatic • Common Clinical Symptoms • Fever, Rash, Joint pain, Conjunctivitis • Microcephaly • Guillain - Barré • April 19, 2016: Zika added to FDA’s Priority Review Voucher Program Act Zika overview 11

Global areas of active Zika transmission http://www.cdc.gov/zika/geo/active - countries.html as of 2 NOV 2016 12

• Locally acquired mosquito - borne cases reported: 139 • Travel - associated cases reported: 3,988 • Laboratory acquired cases reported: 1 • Total: 4,128* • Sexually transmitted: 32 • Guillain - Barré syndrome: 13 • Cases in Pregnancy: 1005 § • Live born infants with birth defects: 25 • Pregnancy losses with birth defects: 5 Zika case counts in the U.S. • Locally acquired cases reported: 30,074 • Travel - associated cases reported: 104 • Total: 30,178 * • Guillain - Barré syndrome: 45 • Cases in Pregnancy: 2,263 § *: www.cdc.gov /zika as of 2 NOV 2016 § :Pregnancy R egistries as of 27 OCT 2016 U.S. States U.S. Territories 13

WHO estimates $10 million lifetime care cost per U.S. incidence of microencephaly

Puerto Rico: Projected teratogenic impact of maternal ZIKV infection on 2017-2018 birth cohort


36,000 Births/year
25,000 Pregnancies/year Infected with Zika Virus
7,500 Births/year with Zika Virus Birth Defects
9.7 Births/ 1,000 population
70% of birth cohort
30% of in utero infections

Lifetime care of 7,500 children with microcephaly would cost $75 Billion

For illustration purposes, the potential impact of unencumbered ZIKV spread through Puerto Rico on the cumulative one-year incidence of ZIKV-associated birth defects has been estimated and graphically summarized. Birth defect rate is based on preliminary data involving defects visible by in utero ultrasound examination from Brazilian (Rio) prospective pregnancy cohort study. Final seroconversion rate of 70% is based on seroconversion observed with prior island outbreaks in Yap and French Polynesia. Annual birth cohort for Puerto Rico is approximated as 36,000 infants, a number which presumes that the incidence of pregnancy is not impacted by anticipated risk of ZIKV infection or public health policy recommendations. Total birth defect rate associated with intrauterine ZIKV infection in Northern and Central Brazil is currently not determined and may exceed 30% of all Zika-infected pregnancies. WHO estimates of the U.S. costs of caring for a single child with microcephaly are as high as $10 million. 75 billion U.S. dollars = U.S. $75,000,000,000.

PLOS NTD DOI:10.1371/journal.pntd.0004877 August 25, 2016

NOVAVAX
Creating Tomorrow's Vaccines Today

` Novavax Zika Vaccine Formulation and partner development program

16 Zika virus structure Envelope protein ( EnvD ) M protein Genomic RNA Capsid protein Lipid membrane

17 • Flaviviruses have been difficult targets for vaccine production for many years. • Novavax’ Sf9 platform technology is a responsive, agile system for developing vaccines based upon the genomic sequence of the emerging infectious disease • These constructs are then down selected in a number of ways: • Binding assays using the SPR Biacore system are employed • H uman virus receptors and monoclonal antibodies confirm antigen presentation • Human convalescent sera to evaluate antigen recognition • Animal models demonstrate neutralizing antibodies from our vaccine Pathway to a Zika Virus Vaccine

• Recombinant nanoparticle ZIKV env elope d imers ( EnvD ) • Purified EnvD forms 5 – 10nm nanoparticles • ZIKV EnvD vaccine with Matrix - M™ adjuvant is highly immunogenic and induces protective levels of neutralizing antibodies in preclinical models Novavax ZIKV nanoparticle vaccine: EnvD with Matrix - M™ ZIKV EnvD nanoparticles

SPR Biacore analysis demonstrates ZIKV EnvD binds to human Zika receptors AXL and DC - SIGN ZIKV EnvD ( homodimers ) ZIKV E80i (refolded) Human Zika receptor: AXL Human Zika receptor: DC - SIGN KD =6.7 nM KD =9.3 nM

20 Potent Zika - Dengue antibody cross - neutralization found utilizing envelope dimer ( EnvD ) structure

ZIKV EnvD Vaccine: EDE1 Quaternary Epitope neutralizes Zika and Dengue viruses 21 EDE mAb 1 Envelope Dimer Epitope (EDE): Known Zika - Dengue antibody cross neutralization binding site ZIKV EnvD vaccine target 1 Barba - Spaeth, et al. Structural basis of potent Zika - Dengue virus antibody cross - neutralization. Nature (2016) 536 p48

Binding (K_D) assay demonstrates Dengue EDE antibodies bind to ZIKV EnvD vaccine but not ZIKV E80

Antibodies (mAbs): EDE1 | EDE1

EnvD


Ligand: C8
Sample: bv1944
K_D=6.9 nM
Fit: 1:1 Binding
ka (1/Ms) : 4626
kd (1/s) : 3.225E-5


Ligand: c10
Sample: bv1944
K_D=175 nM
Fit: 1:1 Binding
ka (1/Ms) : 1578
kd (1/s) : 2.764E-4

E80 (refolded)


Ligand: C8
Sample: bv1858
No binding
Fit: 1:1 Binding
ka (1/Ms) : 5.409E+5
kd (1/s) : 3.764E-4


Ligand: c10
Sample: bv1858
No binding
Fit: 1:1 Binding
ka (1/Ms) : 2.064E+5
kd (1/s) : 3.302E-4

[1]EDE1 C8 binding to Zika sE dimers K_D=9 nM; neutralized all four dengue serotypes and Zika [Barba-Spaeth *et al. Nature* 4 Aug 2016]

NOVAVAX
Creating Tomorrow's Vaccines Today

EnvD structure with Matrix M shown to induce Zika neutralizing antibody titers at levels expected to be protective (post boost) Study 702 - 067 (n=10) Protective 1 1 Larocca, et al. 2016 Jun 28. doi : 10.1038/nature18952 (Dan Barouch ) HA1 - E80 ZIKV EnvD ZIKV E80i (fusion) (dimer) (refolded) 23

24 • Nanoparticle vaccine candidate: • ZIKV EnvD homodimers that form 5 – 10 nm particles selected as lead product • N on - human primate (NHP) testing performed at Harvard, (Dan H. Barouch , M.D., Ph.D., Professor of Medicine, Harvard Medical School; Director, Center for Virology and Vaccine Research, BIDMC) • NHP challenge results expected January 2017 • Phase 1 dose - ranging study in U.S. – expected 1H 2017 • Antigen alone • Antigen with Matrix M TM Adjuvant • Antigen with Aluminum Hydroxide Novavax pre - clinical development program underway

` Concluding Remarks

26 Development pathways for ZIKV vaccine

Zika vaccine landscape (October 19, 2016)

TECHNNOLOGY/ PLATFORM	DISCOVERY AND IN VITRO	PRE-CLINICAL	CLINICAL
RECOMBINANT OR SUBUNIT	INSTITUTO BUTANTAN; PROTEIN SCIENCES CORPORATION; MUNDO SANO; ZFSW; VBI VACCINES; SINGERGIUM BIOTECH; UMN PHARMA INC.	INSTITUT PASTEUR; BHARAT BIOTECH; HAWAII BIOTECH; Novavax	
LIVE ATTENUATED	NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES; INSTITUTO BUTANTAN; DENGUE / ZIKA CHIMERA; SANOFI PASTEUR		
WHOLE INACTIVATED	INSTITUTO BUTANTAN; VALNEVA; FIOCRUZ; TAKEDA; BARDA; EMERGENT	BHARAT BIOTECH; BARDA; WRAIR; NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASE	
NUCLEIC ACID	NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES; GSK; PHAROS BIOLOGICALS; INVECTYS	INSTITUT PASTEUR; MODERNA	INOVIO PHARMACEUTICALS; NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES DNA - VRC
VIRAL VECTOR	NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES VSV WITH HARVARD; PROFECTUS BIOSCIENCES; THE JENNER INSTITUTE; NEWLINK GENETICS; GEOVAX; PAXVAX; THEMIS	INSTITUT PASTEUR; VAXART	
OTHER	IMMUNOVACCINE; LEIDOS BIOMEDICAL RESEARCH, INC.; CAROGEN CORPORATION; SEMENTIS	REPLIINS	

ASPR landscape with Novavax added

27

28 • Novavax Zika vaccine addresses a significant market opportunity • Sexual transmission of Zika distinguishes it from other recent pandemic threats like Dengue and Chikugunya and indicates it cannot be managed by containment alone • Case for vaccinating all men and women of child - bearing age and travelers • Our proprietary nanoparticle technology uniquely enables rapid development of immunogenic vaccines • We have identified a promising vaccine target in EnvD , validated by our preclinical data and external findings • Novavax has a track record of obtaining Fast - Track designation from the FDA • We have the infrastructure in place to seek partnerships to further support our development program Novavax ZIKV EnvD vaccine summary

` Thank you

` RSV F Vaccine in Older Adults: Results of Phase 3 (E301) and Rollover Phase 2 (E202) trials Path Forward Louis Fries, M.D. SVP, Chief Medical Officer

Background

RSV F Vaccine

- Baculovirus-Sf9 insect cell-derived recombinant nanoparticle vaccine
- Induction of broadly neutralizing antibodies to Site I, II and IV
- Protection from challenge in animal models (cotton rat and baboons)
- Phase 2 older adults: efficacy against clinical RSV endpoints described below
- Phase 2 WoCBA: 50% reduction in serologic evidence of RSV in 2 trials
- Phase 2 pregnant women: efficient transplacental transfer of PCA and MN

Phase 2 in 1600 older adults ≥60 years; 2014-15 season

- Randomized 1:1, observer blind, placebo controlled, 135µg RSV F vaccine (no adjuvant)
- Followed 1 year for safety, immunogenicity, and efficacy endpoints
- Well tolerated, benign safety profile
- ~5 fold increases in both PCA and Anti-F antibodies at Day 28 post vaccination
- 1.8% placebo attack rate for RSV moderate-severe lower respiratory tract disease (RSV-msLRTD)
- 4.9% placebo attack rate for RSV-acute respiratory disease (RSV-ARD)
- Vaccine efficacy of 41% against RSV-ARD (pre-specified endpoint) and 64% against RSV-msLRTD, a *post-hoc* analysis, respectively

Based on an array of positive preclinical and clinical data we embarked on a Phase 3 efficacy trial in older adults in Nov. 2015

NOVAVAX Creating Tomorrow's Vaccines Today 31

RT - PCR confirmed RSV Events Product - Limit Survival Estimate Log - Rank test: p=0.039 E - 201: Phase 2 Trial of RSV F Vaccine in Older Adults Early and durable protection from RSV infection Proportion of Group With No RSV Infection Time to RSV Onset 0.90 0.92 0.94 0.96 0.98 1.00 Day 0 Day 50 Day 100 Day 150 Day 200 135 ug RSV F Vaccine Placebo April 15, 2015 October 31, 2014 p=0.039 32

` Phase 3 – RSV - E - 301

34 • Target population: older adults ≥ 60 years old • Randomized, observer blind, placebo controlled trial, in 60 US sites • Subjects who had not had 2015 - 16 IIV (~45%) were offered co - administration on Day 0 and approximately ¾ accepted. • Stratification variables: prior IIV, CHF/COPD, residence, age < or ≥75 yrs • Safety: all AEs through Day 56; SAE/SNMC/MAEs through Day 330 • Serology at: Day 0, 14, 28, 56, 182, 330 • Active and passive surveillance for ARD through May 1, 2016 to detect: • RSV - ARD: Any ARD symptom + RSV detection by RT - PCR • RSV - msLRTD: (at least 3 of 5 LRTD symptoms) + RSV detection by RT - PCR • Enrollment period: Nov. 9, 2015 – Dec. 12, 2015 • Last Day 182 visit: June 13, 2016 E - 301: Design Group Treatment Dose Subjects Randomization Active 135µg RSV F w/o Al 0.5mL IM 5921 1:1 Placebo Formulation buffer 0.5mL IM 5935

35 E - 301: Demographic characteristics of the study population Placebo RSV F Vaccine Safety Population N 5935 5921 Age, mean (SD) 69.8 (7.0) 69.9 (7.1) 60 to 75 years (%) 76.4% 76.5% > 75 years (%) 23.5% 23.5% > 85 years (%) 1.7% 2.1% Male/female (%) 42 / 58 43 / 57 Race/ethnicity (%) White 88.9% 87.6% Black 9.7% 10.7% All other 1.5% 1.6% Hispanic ethnicity 2.7% 3.4% CHF and/or C0PD 7.2% 7.7% Community living (% yes/% no*) 99.9% / 0.1% 99.8% / 0.2% Prior IIV/on Day 0/never received ~55%/36%/9% ~55%/36%/9% * Assisted living or LTC

36 E - 301: Topline safety Placebo Group RSV F Vaccine Safety population N 5935 5921 Subjects with: Any TEAE n (%) 3367 (56.7%) 3467 (58.6%) Solicited TEAE n (%) 1304 (22.0%) 1458 (24.6%) Severe solicited TEAE n (%) 76 (1.3%) 95 (1.6%) Local solicited TEAE n (%) 349 (5.9%) 522 (8.8%) Systemic solicited TEAE n (%) 1148 (19.3%) 1217 (20.6%) Unsolicited TEAE n (%) 2861 (48.2%) 2915 (49.2%) Severe unsol TEAE n (%) 463 (7.8%) 499 (8.4%) Related unsol TEAE n (%) 353 (5.9%) 422 (7.1%) Severe & related unsol TEAE n (%) 25 (0.4%) 38 (0.6%) Medically attended TEAE n (%) 1865 (31.4%) 1827 (30.9%) Serious AE s n (%) 334 (5.6%) 336 (5.7%)

37 E - 301: Efficacy - Primary Endpoint: RSV Moderate - Severe Lower Respiratory Tract Disease (RSV - msLRTD) Placebo RSV F Vaccine Efficacy % (95% CI) P - value Per - protocol - efficacy N 5917 5892 RSV msLRTD n (%) 26/5905 (0.44%) 28/5885 (0.48%) - 7.9% ( - 84, 37) 0.779 60 - 75 years 23/4517 (0.51%) 25/4519 (0.55%) - 8.6% NS >75 years 3/1392 (0.22%) 3/1379 (0.22%) - 0.9% NS With COPD or CHF 1/426 (0.23%) 4/456 (0.88%) - 273.7% NS W/o COPD or CHF 25/5484 (0.46%) 24/5497 (0.44%) 3.3% NS IIV administered Day 0 6/2142 ( 0.28%) 9/2115 (0.43%) - 52% NS IIV NOT administered Day 0 20/3768 (0.53%) 19/3782 (0.50%) 5.4% NS ITT - efficacy N 5935 5921 E - 301 RSV - msLRTD n (%) 26 (0.44%) 28 (0.47%) - 7.9% ( - 84, 37) 0.778 E - 201 RSV - msLRTD n (%) 14/799(1.75%) 5/799 (0.63%) 64.3% (1, 87) 0.047

38 E - 301: Efficacy - Secondary Endpoint RSV Acute Respiratory Disease (RSV - ARD) Placebo RSV F Vaccine Efficacy % (95% CI) P - value Per - protocol - efficacy N 5917 5892 ` RSV - ARD n (%) 117/5905 (1.98%) 102/5885 (1.73%) 12.6% ( - 14, 33) 0.314 60 - 75 years 94/4517 (2.08%) 88/4519 (2.0%) 6.4% NS >75 years 23/1392 (1.65%) 14/1379 (1.02%) 38.6% NS With COPD or CHF 8/426 (1.88%) 12/456 (2.63%) - 40.1% NS W/O COPD or CHF 109/5484 (1.99%) 90/5442 (1.65%) 16.8% NS IIV administered Day 0 32/2142 (1.49%) 38/2115 (1.80%) - 20.3% NS IIV NOT administered Day 0 85/3768 (2.26%) 64/3782 (1.69%) 25.0% 0.08 ITT - efficacy N 5935 5921 E - 301 RSV - ARD n (%) 117 (1.97%) 102 (1.72%) 12.6% ( - 14, 33) 0.315 E - 201 RSV - ARD n (%) 39/799 (4.9%) 23/799 (2.9%) 41.0% (2, 64) 0.041

39 E - 301: Summary of Incidence and Efficacy – RSV - ARD medically attended respiratory illness events Placebo Group RSV F Vaccine Efficacy* 5910 5898 Any Medical Attendance 44 (0.74%) 37 (0.63%) 15.7% Physician Call 7 ( 0.12%) 5 (0.08%) 28.4% Physician Office Visit 32 (0.54%) 27 (0.46%) 15.5% Urgent Care Clinic Visit 7 (0.12%) 3 (0.05%) 57.1% Emergency Room Visit 2 (0.03%) 3 (0.05%) - 50.4% Any Outpatient Intervention 42 (0.71%) 36 (0.61%) 14.1% Hospitalization 2 (0.03%) 0 (0.00%) NE Other 0 (0.00%) 1 (0.02%) NE * No statistically significant comparisons

40 E - 301: Summary of incidence and efficacy hospitalization Placebo Group RSV F Vaccine Efficacy 4 5910 5898 RSV - associated hosp. 1 2 (0.03) 0 (0.00) NE Any respiratory hosp. 2 53 (0.90) 41 (0.70) 22.5% Any cardio - respiratory hosp. 2 91 (1.54) 81 (1.37) 10.8% Any hospitalization (Regardless of diagnosis with onset between Day 14 & 01 May 2016 ) 213 (3.60) 205 (3.48) 3.6% All - cause serious adverse events due to COPD exacerbation 3 19 3 84% 1 RSV - ARD or RSV - msLRTD ; testing per protocol 2 Between Day 14 and 01 May 2016 3 Post - hoc analysis 4 No statistically significant comparisons

41 E - 301: Immunogenicity (Representative Subset) Placebo RSV F Vaccine Anti - F IgG EU* Day 0 GMEU (95% CI) 896 (794, 1011) 981 (866, 1110) Day 28 GMEU (95% CI) 977 (865, 1104) 6694 (5929, 7558) Geo mean fold rise (95% CI) 1.06 (0.99, 1.13) 6.10 (5.37, 6.94) Sero - response rate (95% CI) 4.7% (2.4, 8.3) 89.8% (84.9, 93.5) Palivizumab - compet . Ab (PCA) µg/mL * Day 0 GMC (95% CI) 25.4 (23, 28) 27.7 (24.9, 30.6) Day 28 GMC (95% CI) 26.3 (24, 29) 170.4 (154, 189 ) Geo mean fold rise (95% CI) 1.00 (0.95, 1.04) 4.47 (4.04, 4.92 ) Sero - response rate (95% CI) 4.7% (2.4, 8.3) 91.2% (86.6, 94.6) * Preliminary analyses based on sera from 447 subjects, including all with RSV disease and random un - infected group

42 E - 301: Immunogenicity Placebo RSV F Vaccine RSV/A Microneutralization * titers Day 0 GMT (95% CI) 287 (280, 294) 296 (289, 303) Day 28 GMT (95% CI) 280 (273, 286) 502 (490, 514) Geo mean fold rise (95% CI) 0.98 (0.97, 0.99) 1.69 (1.67, 1.72) % Two - fold rise (95% CI) 6.5% (5.8, 7.1 ) 45.3% (44.0, 46.6) % Four - fold rise (95% CI) 0.7% (0.5, 0.9) 11.5% (10.7, 12.4) RSV/B Microneutralization * titers Day 0 GMT (95% CI) 447 (433, 461) 447 (434, 461) Day 28 GMT (95% CI) 433 (419, 447) 842 (817, 867 ) Geo mean fold rise (95% CI) 0.97 (0.96, 0.98) 1.88 (1.85, 1.92 ) % Two - fold rise (95% CI) 7.2% (6.5, 7.9) 52.1% (50.8, 53.4 ) % Four - fold rise (95% CI) 1.1% (0.9, 1.4) 16.8% (15.9, 17.8) * Analyses based on sera from all per - protocol for immunogenicity subjects

43 • Safety profile consistent with Phase 2 results • RSV - ARD and RSV - msLRTD attack rates markedly lower than expected • Efficacy • Failed to show efficacy against RSV msLRTD • Trend suggesting efficacy against RSV ARD, but not significant • Impact of similar amplitude to RSV ARD effect on: • S everal healthcare utilization outcomes associated with RSV ARD, and • A ll - cause respiratory and cardio - respiratory hospitalizations • B ut none significant • Efficacy against msLRTD and ARD was improved in the absence of influenza vaccine co - administration • Immunogenicity results broadly consistent with Phase 2 results • Robust PCA and Anti - F responses • Modest increases in MN • Analyses in search of correlates ongoing E - 301: Summary

` Phase 2 Rollover Trial RSV - E - 202

Vaccine Vaccine Placebo Placebo Vaccine Placebo Designed to examine the necessity and potential benefit of an annual re - immunization • Enrolled older adult subjects from RSV - E - 201; provided a unique opportunity to evaluate: • Ability to enhance vaccine immune response 1 year after initial dose • Duration of vaccine efficacy and the ability to maintain and recover efficacy 1 year after initial dose • Safety of repeated dosing • 1,329/1,600 of original Phase 2 participants enrolled and randomized into 4 different cohorts • Trial design and endpoints were otherwise similar to the Phase 2 and 3 trials E - 202: Design of Phase 2 Rollover Trial RSV - E - 202 Subjects RSV - E - 201 Subjects 1:1 randomization 1:1 randomization 45

E-202: Summary

- Safety demonstrates ~5-6% increase in mild injection site pain in the group receiving a second active dose; otherwise no obvious differences
- Surveillance data demonstrate RSV-ARD (2.4% in placebo) and RSV-msLRTD (0.3% in placebo) attack rates were low, confirming E-301
- Efficacy (ITT analyses)
  - No evidence of residual protection of initial dose in a second year
  - No efficacy of single dose; confirmation of E-301 efficacy results
  - The group receiving vaccine in both years shows 75 and 100% efficacy vs. RSV ARD and RSV msLRTD respectively (not statistically significant)
- Immunogenicity
  - Analyses ongoing
  - Performance of first dose appears to confirm E-301; second dose shows a reduced response relative to first dose

NOVAVAX
Creating Tomorrow's Vaccines Today
46

` Discussion

48 • NO obvious trial design differences to explain divergence of E - 201 and E - 301 efficacy results • Hypotheses: • Flawed conduct of E - 301? • Differences between test articles used in E - 301 vs. E - 201? • Occurrence and impact of unusually low attack rate? E - 301: Investigating the results

E-301: Trial conduct and Product

- Site performance
  - Within industry standards of recent large influenza trials
    - 83% of illnesses swabbed, >98% of swabs within 5 days of onset.
  - 50 newly trained sites overall performed nearly as well overall as the 10 experienced sites
- RT-PCR laboratory performance
  - 100% sensitivity and specificity on independent, externally-prepared blinded proficiency panel of RSV and other respiratory viruses performed twice, once at beginning and at end of study
  - High levels of detection of other viruses in E-301, influenza capture reflects national surveillance
- Randomization performance
  - Integrity of randomization validated against both audit of pharmacy dispensing records and by post-vaccination antibody responses
- Potential impact of manufacturing process changes between Phase 2 and 3 was evaluated
  - Prior to initiation of the E-301 trial, an extensive data package was generated and submitted to FDA. Data package established comparability between two processes
  - Existing comparative animal immunogenicity data at limiting doses support comparability of the two processes
  - Post-vaccination MN, PCA, and anti-F IgG titers consistent with lots used in Phase 2 trial

✓ NO obvious evidence of trial conduct or product issues to date to explain divergence of E-201 and E-301 efficacy results

NOVAVAX
Creating Tomorrow's Vaccines Today
49

E-301: Potential influence of low attack rate

- Modulation of detectable efficacy by attack rate is well recognized in influenza trials
  - Studies with the same investigators, vaccine products, trial methods, and study populations can show 40-50% decrements in observed efficacy in sequential years when attack rates are low
  - This effect is independent of influenza strain match, and can be seen even when the strain match in the low attack rates year is better.
  - This effect has been recognized in the epidemiological literature:

    "…Estimates from randomized, placebo-controlled Phase III vaccine field trials that differ in baseline transmission are not comparable unless explicit control for baseline transmission is taken into account…" [1]
- Independent observations outside the E-301 trial indicate that 2015-16 was a low RSV transmission year in US adults[2]
- Our trials of RSV vaccines in older adults are the only other (non-influenza) large-scale trials in the older adult population addressing an annually-recurrent respiratory virus for which prior infection may modify, but not eliminate, the susceptibility of the host

Sources: [1]Struchiner and Halloran Epidemiol Infect 2007; 135:181-94]

[2]Arnold S. Monto, MD, *The Clinical Presentation and Outcomes of Influenza and RSV Infection in Older Adults*, presented at OPTIONS Aug2016

NOVAVAX Creating Tomorrow's Vaccines Today 50

E-201, E-301 and E-202: A unifying view

Phase 2 trial in Older Adults (E-201)

- A significant 41% efficacy against RSV ARD was seen, but with wide confidence intervals (trial not actually powered for that level of efficacy). A significant 64% efficacy against RSV msLRTD was noted *post-hoc*.
- Conditioning circumstances:
  - RSV attack rate was relatively strong, 4.9%
  - An impact of IIV co-administration was noted.

Phase 3 trial in Older Adults (E-301)

- A valid trial shows efficacy not significantly different from 0 for both ARD and msLRTD, but with *broad confidence bounds that overlapped those in E-201*.
- Conditioning circumstances:
  - Low RSV attack rate (2.5-4-fold lower)
  - Repetition of IIV effect noted.

Phase 2 Rollover trial in Older Adults (E-202)

- Suggestion of efficacy with two sequential doses

Synthesis:

- E-201 and E-301 results may be driven by the same underlying efficacy, with a weighted average of approximately 19-20% against ARD
- Co-administration with IIV and a low RSV attack rate in E-301 make success difficult to achieve in E-301
- The vaccine can have efficacy, but needs enhancement of the immune response in older adults
- E-202 may suggest one way to achieve this, adjuvants another.

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52 • Novavax will continue the development of the RSV F Vaccine candidate • Immunogenicity is notably more vigorous in younger adult subjects (including pregnant women) and especially children (and young adults with low baseline MN titers) • Several avenues for enhanced immunogenicity and/or efficacy exist for exploration in older adults, including adjuvantation and avoidance of IIV co - administration • The current suite of immunologic endpoints may not adequately capture protective responses in older adults and additional assay development is warranted • Work is underway to enhance our analytical tools • Novavax is currently considering dosing and/or formulation approaches that may overcome heterogeneity in background immunity and/or seasonal attack rate differences Going forward

Going forward: E-205 Phase 2 Older Adults Clinical Trial goals and design

When	▪ Trial initiation in 1Q 2017 ▪ Topline data in 3Q 2017
Where	▪ Southern hemisphere
Objectives:	▪ To ascertain whether adjuvantation or a two-dose primary regimen can alter the quantity and quality of the immune response to RSV F vaccine in older adults ▪ To evaluate the safety of revised regimens and formulations of RSV F in older adults
Endpoints	▪ Safety ▪ RSV-specific immune responses by MN, anti-F IgG, PCA with antibody avidity assessments, and T cell responses
Design	• 300 healthy older adults • Randomized, observer-blinded, placebo-controlled dose and formulation optimizing Phase 2 trial, in one and two-dose regimens, with and without aluminum phosphate or our proprietary Matrix-M™ adjuvant

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` Thank you

` Protecting Infants via Maternal Immunization: Progress Towards an RSV Vaccine Greg Glenn, M.D. President , Research and Development

Novavax’ RSV F Vaccine: Infants via Maternal Immunization 56 • Review of the competitive landscape • Key preclinical data • Phase 2: key safety & immunogenicity results • Phase 3: • Study Design • Endpoints • Optimal Vaccination Window • Safety • Support for continuance of the maternal trial: Lessons learned

Novavax Phase 3 RSV F Maternal Vaccine Candidate has first to market potential

	Phase 1	Phase 2	Phase 3
Live-attenuated	NIH, MedImmune Multiple candidates (Pediatrics)		
Particle-based	Novavax RSV F Vaccine (Pediatrics)	Novavax RSV F Vaccine (Older Adults)	Novavax RSV F Vaccine (Maternal)
Subunit	GSK RSV F + adjuvant (Maternal) Immunovaccine DPX-RSV (Older Adults)	GSK RSV F Protein (Women of Child-bearing Age) MedImmune RSV F + Adjuvant (Older Adults)	
Gene-based vectors	GSK Adenovirus (Pediatrics) Janssen Adenovirus (Pediatrics) Vaxart Adenovirus (Older Adults)	Bavarian Nordic MVA (Older Adults)	

Source: PATH RSV Snapshot, Sept. 2016 and Novavax analysis

NOVAVAX Creating Tomorrow's Vaccines Today 57

58 Protection of cotton rats via active and passive immunization RSV neutralizing antibodies in cotton rats, and protects against RSV challenge Raghunandan et al. 2014 Vaccine 32 (2014) 6485 – 6492 See also: PLoS One . 2012;7(11):e50852. A B C Sterilizing Immunity

59 There is a positive correlation between PCA and RSV microneutralizing antibodies Data derived from Guinea pig antibody transfer study: Vaccine(47):6488 - 92, 2015.

60 Infant Baboons Born to Immunized Mothers: Evidence of reduced clinical disease after RSV challenge Palivizumab - treated Infants Infants of Vaccinated Mothers p = 0.0008 p = 0.0028 Relative to controls, treated infants had: x Decreased peak viral load in BAL x 2 - 4 - fold decreased leukocyte counts in BAL x Normal pulmonary compliance (vs. decrements in the controls) x Equal or lesser histopathology scores for vascular leakage, interstitial pneumonia, and bronchiolar epithelial loss or luminal obstruction Infants of pregnant baboons immunized with RSV F are protected from RSV challenge in a manner similar to infants treated with palivizumab Placebo Palivizumab No Treatment Vaccine

Rationale for Selection of Dose Formulation and Regimen: Women of child - bearing age 61 Two - Dose Regimens Single - Dose Regimens Aluminum - adjuvanted formulations provide: 1. Enhanced neutralizing antibody responses in young women with the lowest pre - immunization titers (i.e., whose infants would be at highest risk); and 2. Allow for rapid attainment of peak titers with one dose regimens for flexibility in third trimester dosing

` RSV F Vaccine: Phase 2 Study Evaluated the Safety and Immunogenicity of RSV F Vaccine for Third Trimester Maternal Immunization

Phase 2 RSV F Vaccine Trial in Pregnant Women: Overview • In September 2014, we initiated a Phase 2 clinical trial in healthy pregnant women, 18 - 40 years of age, with singleton pregnancy • The trial was a randomized, observer - blinded, placebo - controlled study of 50 pregnant women at 8 sites in the United States during the 2014 - 15 RSV season • 120 µg dose of RSV F vaccine + 0.4 mg dose of aluminum as the phosphate salt, or placebo • All participants received test article between 33 - 35 weeks of gestation 63

Safety summary 64 Maternal Safety x The only imbalance of AEs were solicited and local: • Predominantly mild - moderate and transient injection site pain, consistent with prior trial in women of child - bearing age x There were no SAEs attributed as causally related Labor & Delivery Events x Events monitored determined by Brighton Collaboration guidance x A single imbalance was noted: C - section rate was higher in active group and attributed to past obstetrical history Infant Safety x There were no imbalances of AEs noted between placebo and active groups x There were no SAEs attributed as causally related

65 Phase 2 RSV F Vaccine Trial in Pregnant Women: Vaccine - induced maternal antibodies transfer transplacentally Antibody Source Delivered <30 days post vaccination (N = 7*) Delivered >30 days post vaccination (N = 14*) All (N = 21*) Estimated T 1/2 in Infants Anti - F IgG Cord Mothers Ratio 7,227 12,979 0.6 8,659 6,993 1.2 8,153 8,594 0.9 29.9 days PCA Cord Mothers Ratio 177 303 0.6 195 178 1.1 189 213 0.9 41.4 days RSV/A Cord Mothers Ratio 928 1,448 0.6 672 580 1.2 748 786 1.0 35.5 days RSV/B Cord Mothers Ratio 565 724 0.8 512 410 1.2 529 495 1.1 33.9 days Note: 1 GA = gestational age, Ad hoc analysis; *Excludes 1 mother/infant pair with delivery 5 days post - immunization, late pre - term delivery Interval between vaccination to delivery impacts antibody transfer

Phase 2 RSV F Vaccine Trial in Pregnant Women: Competitive ELISA RSV F Epitope Site I, II, and IV Little or no serum antibody at Day 0 competitive with mAbs specific to known neutralizing sites after years of exposure to RSV 66

Phase 2 RSV F Vaccine Trial in Pregnant Women: Summary



- ✓ Vaccine was **well-tolerated**
- ✓ Response to RSV F vaccine in pregnant women replicated immune response in non-pregnant women
- ✓ Maternal antibody peaks 14 days post vaccination
- ✓ **Anti-F, PCA, and neutralizing transplacental antibody transfer confirmed**
- ✓ Balance of vigorous early antibody response and >100% transplacental transfer in women immunized > 30 days prior to delivery combine to give **flexible timing for antenatal immunization**
- ✓ Observed **half-life of 41 days** for PCA through first 60 days post delivery
- ✓ Suggests protection of infants for a **minimum of 90 days** based on simple first-order decay kinetics; protective levels may persist longer if late elimination kinetics are slower

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` Phase 3 Study: Infants via Maternal Immunization

Phase 3 Study: Goals and design 69 Primary Objective D etermine the efficacy of maternal immunization with the RSV F Vaccine against symptomatic RSV lower respiratory tract infection (LRTI) with hypoxemia in infants through a minimum of the first 90 days of life. Design Randomized, Observer - Blind, Placebo - Controlled, Group Sequential Number of participants • Up to 8618 globally over up to 4 years Global Study • Year 1: USA, South Africa, Australia, New Zealand, Chile • Year 2 Additions: Argentina, Spain , Italy, Philippines Length of Study Participation • Maternal Participants: 9 months • Infant Participants: 1 year 1 IM Injection (RSV - F Vaccine or Placebo), 28 - 36 weeks EGA

Key Secondary Objectives for the Phase 3 Prepare™ Trial D etermine the efficacy of maternal immunization with the RSV F Vaccine in reducing the incidence of: • RSV LRTI with severe hypoxemia (SpO 2 <92% at sea level or <87% at altitudes >1800 meters) or the need for high flow nasal cannula or mechanical ventilatory support • RSV LRTI leading to hospitalization • RSV LRTI resulting in death • All RSV LRTI 70

Data Safety Monitoring Board (DSMB ) Primary Mandate of the DSMB is Safety Data Review • Evolving aggregate safety data are reviewed in a completely unblinded fashion and on a monthly basis during enrollment • The DSMB is composed of both pediatric and obstetrical experts • The DSMB is supported by an independent, unblinded statistician who has full access to the clinical data base and the treatment assignments 71 x To date, the formal recommendations made by the DSMB after review of unblinded data at each meeting has been to continue trial execution without alteration x There have been no apparent safety concerns and no advisements to modify or halt the study

72 Supportive Data for the RSV F Vaccine for infants via maternal immunization • Protection demonstrated in relevant animal models (cotton rats and baboons) • Induction of broadly neutralizing antibodies to Site I, II and IV • Site II - specific antibodies, palivizumab and motavizumab , have demonstrated efficacy in passive transfer setting • Infants receive high titer PCA and MN via passive transfer after maternal immunization with the Novavax RSV F Vaccine • Demonstration of high - affinity antibody responses in WoCBA who receive aluminum - adjuvanted vaccine • Phase 2 WOCBA: 50% reduction in serologic evidence of RSV infection in vaccinees in 2 trials* • Phase 3 trial design elements • Event driven, global, multi - season trial which adapts to attack rate • Better defined epidemiology in infants • Aluminum adjuvanted vaccine formulation *J . Infect Dis. 2016 Feb 1;213(3):411 - 22; unpublished data

73 • Can we refine our immune measures? • In general, high affinity antibodies targeting broadly neutralizing epitopes are considered most desirable for protection • mAbs Palivizumab and Motavizumab characterized by high affinity binding of Site II on the F protein • Clinical efficacy demonstrated, indicates that Site II antibodies can be protective • Mota 100x > affinity vs Pali , and Mota > Pali for clinical benefit • The affinity of our vaccine - induced antibodies (a measure of how tightly the antibodies bind to their target) was probed with SPR and compared with PCA Recent lessons learned

Background: B cells produce antibodies in a variety of ways



RSV Vaccine +Adjuvant?
Somatic hypermutation
Affinity maturation
Clonal selection
RSV Vaccine
Naïve B cells
Activated B cells
GC B cells
IgG Memory B cells
GC B cells
IgG Memory B cells
Plasma cells IgM
IgG Plasma cells
IgG Plasma B cells
IgM Antibody transient
IgG Antibody Affinity depends on strength of initial immune stimulation Adjuvants Achieve This
IgG Ab High affinity

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Older Adults: B cells depleted as we age


RSV Vaccine w/o Adjuvant?
Somatic hypermutation
Class-switching
Affinity maturation
Clonal selection
RSV + Memory B cells depleted
Naïve B cells
Activated B cells
GC B cells
RSV+ IgG Memory B cells
GC B cells
IgG Memory B cells
Plasma cells IgM
IgG Plasma cells
IgG Plasma B cells
Early Ab die quickly
Low PCA affinity
PCA High affinity

PCA=palivizumab competing antibody; bind to Site II

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Vaccine Induced Site II Antibodies, Measuring Affinity: Women of Childbearing Age Individual subject sera from women of child - bearing age Phase 2 trial probed by Surface Plasmon Resonance with Site II Peptide: 254 - 277 NSELLSLINDMPITNDQKKLMSNN 76 Palivizumab

Vaccine Induced Site II Antibodies, Measuring Affinity: Older Adults Individual subject sera from older adults Phase 1 trial probed by Surface Plasmon Resonance with Site II Peptide: 254 - 277 NSELLSLINDMPITNDQKKLMSNN 77

Pathways to Higher Quality Antibodies Placebo 78 WOMEN OF CHILDBEARING AGE OLDER ADULT PCA - , No measurable Site II binding PCA+, No measurable Site II binding PCA+, High Affinity RSV F Vaccine RSV F Vaccine w/Alum Adjuvants and/or multiple dose strategy 2 7% 100% 0% 2 0% 6.6% 20% 53% 47% 53%

Implications • WOCBA have intact RSV+ immune memory to Site II • Single dose adjuvanted vaccine results in very high affinity antibodies • Vaccine - induced antibody a ffinity > palivizumab • Aluminum increases both the affinity and the amount of high affinity antibody • Phase 3 Prepare™ trial formulation includes aluminum phosphate • Older Adults • Some have have intact RSV+ immune memory to Site II • Most need adjuvant to convert Naïve B cells to produce high affinity antibodies and primed low affinity B memory cells to produce high affinity antibodies • If needed, second dose may further convert the post - vaccinated population that are RSV Site II primed, but producing low affinity antibodies • This assay may allow us to define a correlate of protection/risk, interpret older adult formulation studies, select amongst adjuvants and decide if a two dose regimen is beneficial 79

` Thank you

` Financial and Operational Update Buck Phillips SVP, Chief Financial Officer

82 2016 Operational Priorities - By Program Activities YTD Status RSV F Vaccine Execute Ongoing Clinical Trials • Phase 3 Older Adults (Resolve™) • Phase 3 Infants via Maternal (Prepare™) • Phase 2 Older Adults Rollover Older Adult BLA Filing in 2017 Conduct pre - commercialization activities Scale - up manufacturing for launch Data Announced Ongoing Data Announced Discontinued Discontinued Discontinued Influenza Manage BARDA contract to its maturity in Sep 2016 Transition to nanoparticles from VLPs Completed Ongoing New Product Development Identify new opportunities Ongoing

83 YTD Quarterly Financial Comparison - Q3 2016 Decline in Operating Expenses and Cash B urn in Q3 Q3 relative to Q1 and Q2 a) R&D expense decline due to wind - down of both the Phase 3 RSV Older Adults trial and the Phase 2 RSV Older Adults rollover trial. b) G&A expense decline due to a reduction of pre - commercialization activities late in Q3. c) Cash used in operations was $62 Million or $56 million net of convertible note interest payment . March 31, 2016 June 30, 2016 Sept 30, 2016 Revenue 4,218$ 2,505$ 3,231$ Expenses: Research and development 68,952 64,904 52,983 a General and administrative 10,528 14,099 13,556 b Total expenses 79,480 79,003 66,539 Loss from operations (75,262) (76,498) (63,308) Interest income (expense), net (1,957) (2,842) (2,957) Other income (expense) (33) (11) 11 Net loss (77,252)$ (79,351)$ (66,254)$ Cash used in operations (69,831) (62,032) (62,356) c Ending cash and investments 433,867$ 366,362$ 300,283$ Quarter Ended

March 31, 2016 June 30, 2016 Sept 30, 2016 Revenue 4,218$ 2,505$ 3,231$ Expenses: Research and development 68,952 64,904 52,983 a General and administrative 10,528 14,099 13,556 b Total expenses 79,480 79,003 66,539 Loss from operations (75,262) (76,498) (63,308) Interest income (expense), net (1,957) (2,842) (2,957) Other income (expense) (33) (11) 11 Net loss (77,252)$ (79,351)$ (66,254)$ Cash used in operations (69,831) (62,032) (62,356) c Ending cash and investments 433,867$ 366,362$ 300,283$ Quarter Ended 84 YTD Quarterly Financial Comparison - Q3 2016 Decline in Operating Expenses and Cash B urn in Q3 Q3 relative to Q1 and Q2 a) R&D expense decline due to wind - down of both the Resolve trial and the Phase 2 RSV Older Adults rollover trial. b) G&A expense decline due to a discontinuation of pre - commercialization activities late in Q3. c) Cash used in operations was $62 Million or $56 million net of convertible note interest payment . [ [

85 2017 Operational Priorities - By Program Activities Current Status RSV F Vaccine Prepare Trial ( Phase 3 Infants via Maternal Immunization) Phase 2 Older Adults regimen and adjuvant trial Ongoing Planned Zika Vaccine Phase 1 enabling work, including NHP challenge studies Phase 1 safety and immunogenicity study Ongoing Planned Nanoparticle Influenza Preclinical development work Ongoing New Product Development Identify new opportunities Ongoing

• Restructuring plan objectives: • Prioritize development activities to achieve clinical data events in 2017 • Reduce cash burn, extend financial horizon and minimize near - term dilution • Maintain operational core competencies to execute development plans • Key Components: • 30% reduction in full - time employees • Expense Reductions (relative to 2016): • R&D expenses, project and non - project related • G&A expenses, specifically pre - commercialization activities • PP&E forecasted investments reduced NOVAVAX estimates a reduction in cash burn of $70 to $100 million in 2017 relative to 2016 Corporate Restructuring 86

87 2016 Q4 and 2017 Financial Guidance - Summary Discussion 2016 Q4 relative to 2016 Q1 - Q3: • Increased revenue under the BMGF grant resulting from increased enrollment in the Prepare trial • Consistent R&D expenses due to final visit for all participants in the Resolve trial • Decrease in G&A expenses as pre - commercialization activities are discontinued • Inclusion of severance costs in headcount - related expenses 2017 relative to 2016: • Revenue increases under BMGF grant related to increased enrollment in the Prepare trial • R&D to be substantially lower due to lower project, employee and other expenses • G&A to be substantially lower due to lower pre - commercialization, employee and other expenses Summary: • We have the liquidity to fund our operating plan, as described today, into 2018

x Resources to execute the development plan discussed today • $300 million in cash and investments as of September 30, 2016 • $89 million BMGF grant supporting RSV Phase 3 Prepare™ trial x High Value Product Portfolio • RSV F Vaccine Phase 3 Prepare t rial addressing #1 cause of infant hospitalization • RSV F Vaccine in development for older adults and pediatrics • Zika EnvD Vaccine preclinical candidate • Proven technology platform x Operating plan with 2017 valuation milestones • Potential Phase 3 Prepare trial interim data: pending discussion with FDA • Phase 2 RSV Older Adults data • Phase 1 Zika data Novavax aims to discover, develop and commercialize groundbreaking nanoparticle vaccines 88

Milestone timeline: trial initiations

	2016 Q3	2016 Q4	2017 Q1	2017 Q2	2017 Q3	2017 Q4
RSVF Vaccine Infants via Maternal Immunization		**Phase 3** Global enrollment ongoing				
RSVF Vaccine Older Adults Dose/formulation finding trial			**Phase 2** Initiation of multi-arm trial			
Zika		**Pre-clinical** Initiated non-human primate challenge studies	**Phase 1** Potential to initiate trial (pending pre-clinical outcome)			

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